UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2004

Banc of America Commercial Mortgage Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, relating to the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-2)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-89322-05 (Commission File Number)	56-1950039 (IRS Employer Identification No.)
214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)

Registrant's telephone number, including area code 704-386-2400

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-2, which was made on July 12, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 12, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BANC OF AMERICA COMMERCIAL MORTGAGE INC., REGISTRANT

Date: July 16, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Administrator:
Nick Xeros 312.904.0708
nick.xeros@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Page 2-4

Page 8-9

Page 14-17
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Historical REO Report
Modified Loan Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BACM0402
BACM0402_200407_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
14-Apr-04
10-May-04
10-Nov-38
Parties to The Transaction
Depositor: Banc of America Securities LLC
Underwriter: Banc of America Securities LLC/Bear Stearns & Co. Inc./Goldman Sachs & Co.
Master Servicer: Bank of America, N.A.
Special Servicer: Midland Loan Services, Inc.
Rating Agency: Standard & Poor's Rating Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.bankofamerica.com
www.etrustee.net

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.355298%
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
90
REMIC II
Statement Date:
ABN AMRO Acct: 721752.1
977.476446923
12.122006228
0.000000000
965.354440695
2.251454088
Fixed
0.00
0.00
0.000000000
2.76400000%
0.000000000
05947URA8
A-1
76,756,000.00
75,027,182.16
930,436.71
0.00
74,096,745.45
172,812.61
1000.000000000
0.000000000
0.000000000
1000.000000000
2.933333319
Fixed
0.00
0.00
0.000000000
3.52000000%
0.000000000
05947URB6
A-2
236,527,000.00
236,527,000.00
0.00
0.00
236,527,000.00
693,812.53
1000.000000000
0.000000000
0.000000000
1000.000000000
3.375000000
Fixed
0.00
0.00
0.000000000
4.05000000%
0.000000000
05947URC4
A-3
283,402,000.00
283,402,000.00
0.00
0.00
283,402,000.00
956,481.75
1000.000000000
0.000000000
0.000000000
1000.000000000
3.460833294
Fixed
0.00
0.00
0.000000000
4.15300000%
0.000000000
05947URD2
A-4
125,682,000.00
125,682,000.00
0.00
0.00
125,682,000.00
434,964.45
1000.000000000
0.000000000
0.000000000
1000.000000000
3.816666650
Fixed
0.00
0.00
0.000000000
4.58000000%
0.000000000
05947URE0
A-5
254,120,181.00
254,120,181.00
0.00
0.00
254,120,181.00
969,892.02
1000.000000000
0.000000000
0.000000000
1000.000000000
3.887499998
4.665000000%
0.00
0.00
0.000000000
4.66500000%
0.000000000
05947URG5
B
27,045,564.00
27,045,564.00
0.00
0.00
27,045,564.00
105,139.63
1000.000000000
0.000000000
0.000000000
1000.000000000
3.921666567
4.706000000%
0.00
0.00
0.000000000
4.70600000%
0.000000000
05947URH3
C
12,811,056.00
12,811,056.00
0.00
0.00
12,811,056.00
50,240.69
1000.000000000
0.000000000
0.000000000
1000.000000000
3.954166557
4.745000000%
0.00
0.00
0.000000000
4.74500000%
0.000000000
05947URJ9
D
24,198,662.00
24,198,662.00
0.00
0.00
24,198,662.00
95,685.54
1000.000000000
0.000000000
0.000000000
1000.000000000
4.036666706
4.844000000%
0.00
0.00
0.000000000
4.84400000%
0.000000000
05947URK6
E
11,387,606.00
11,387,606.00
0.00
0.00
11,387,606.00
45,967.97
1000.000000000
0.000000000
0.000000000
1000.000000000
4.159999928
4.992000000%
0.00
0.00
0.000000000
4.99200000%
0.000000000
05947URM2
F
15,657,957.00
15,657,957.00
0.00
0.00
15,657,957.00
65,137.10
1000.000000000
0.000000000
0.000000000
1000.000000000
4.365833330
5.239000000%
0.00
0.00
0.000000000
5.23900000%
0.000000000
05947URN0
G
9,964,155.00
9,964,155.00
0.00
0.00
9,964,155.00
43,501.84
1000.000000000
0.000000000
0.000000000
1000.000000000
4.396998638
5.432564953%
0.00
0.00
0.000000000
5.27639853%
0.000000000
05947URP5
H
15,657,958.00
15,657,958.00
0.00
0.00
15,657,958.00
68,848.02
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080000899
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URQ3
J
4,270,352.00
4,270,352.00
0.00
0.00
4,270,352.00
17,423.04
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080000660
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URR1
K
5,693,803.00
5,693,803.00
0.00
0.00
5,693,803.00
23,230.72
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080000660
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URS9
L
5,693,803.00
5,693,803.00
0.00
0.00
5,693,803.00
23,230.72
1000.000000000
0.000000000
0.000000000
1000.000000000
4.079999685
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URT7
M
7,117,253.00
7,117,253.00
0.00
0.00
7,117,253.00
29,038.39
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.355298%
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
90
REMIC II
Statement Date:
ABN AMRO Acct: 721752.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080001377
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URU4
N
2,846,901.00
2,846,901.00
0.00
0.00
2,846,901.00
11,615.36
1000.000000000
0.000000000
0.000000000
1000.000000000
4.080001377
4.896000000%
0.00
0.00
0.000000000
4.89600000%
0.000000000
05947URV2
O
2,846,901.00
2,846,901.00
0.00
0.00
2,846,901.00
11,615.36
1000.000000000
0.000000000
0.000000000
1000.000000000
4.078748183
4.896000000%
0.00
)
(21.38
)
(0.001251653
4.89600000%
0.000000000
05947URW0
P
17,081,410.00
17,081,410.00
0.00
0.00
17,081,410.00
69,670.77
998.481842604
0.000000000
0.000000000
997.664781721
0.037017518
0.00
0.00
0.000000000
0.04448857%
0.000000000
N
05947URL4
XC
1,138,760,562.00
1,137,031,744.23
0.00
0.00
1,136,101,307.52
42,154.09
1000.000000000
0.000000000
0.000000000
1000.000000000
0.967830934
0.00
0.00
0.000000000
1.16139713%
0.000000000
N
05947URF7
XP
1,104,576,380.00
1,104,576,380.00
0.00
0.00
1,104,576,380.00
1,069,043.19
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ353
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ352
R-I
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(21.38
1,138,760,562.00
1,137,031,744.16
5,929,942.50
Total
1,136,101,307.45
930,436.71
0.00
4,999,505.79
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.355298%
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
90
Grantor Trust
Statement Date:
ABN AMRO Acct: 721752.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
05947URW0
P
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,887,866.51
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,052,915.74
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Other Information
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(21.38
)
(21.38
5,001,590.36
)
(2,084.56
0.00
0.00
0.00
)
(2,084.56
846,592.22
83,844.49
930,436.71
0.00
0.00
0.00
0.00
0.00
0.00
930,436.71
5,932,027.07
5,929,942.51
1,137,031,744.23
95
930,436.71
0.00
0
0.00
0.00
0
0.00
0
1,136,101,307.52
95
62,749.42
1,150,829.52
83,844.49
1,165,049.23
83,844.49
1,165,049.23
51,304.00
0.00
0.00
21,370.61
72,674.61
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(51,304.00
4,999,505.80
Interest Not Advanced (C
urrent Period
)
0.00
1,165,049.23
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,150,829.52
)
(62,749.42
0.00
0.00
0.00
Excess Liquidation Proceeds Amount
0.00

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
172,812.61
172,812.61
172,812.61
0.00
14.25%
14.28%
30/360
2.764000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
693,812.53
693,812.53
693,812.53
0.00
14.25%
14.28%
30/360
3.520000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
956,481.75
956,481.75
956,481.75
0.00
14.25%
14.28%
30/360
4.050000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
434,964.45
434,964.45
434,964.45
0.00
14.25%
14.28%
30/360
4.153000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
969,892.02
969,892.02
969,892.02
0.00
14.25%
14.28%
30/360
4.580000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
105,139.63
105,139.63
105,139.63
0.00
11.88%
11.90%
30/360
4.665000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
50,240.69
50,240.69
50,240.69
0.00
10.75%
10.78%
30/360
4.706000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
95,685.54
95,685.54
95,685.54
0.00
8.63%
8.65%
30/360
4.745000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
45,967.97
45,967.97
45,967.97
0.00
7.63%
7.64%
30/360
4.844000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
65,137.10
65,137.10
65,137.10
0.00
6.25%
6.26%
30/360
4.992000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
43,501.84
43,501.84
43,501.84
0.00
5.38%
5.39%
30/360
5.239000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
68,848.02
68,848.02
68,848.02
0.00
4.00%
4.01%
30/360
5.276398527%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
17,423.04
17,423.04
17,423.04
0.00
3.63%
3.63%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
23,230.72
23,230.72
23,230.72
0.00
3.13%
3.13%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
23,230.72
23,230.72
23,230.72
0.00
2.63%
2.63%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
29,038.39
29,038.39
29,038.39
0.00
2.00%
2.00%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
11,615.36
11,615.36
11,615.36
0.00
1.75%
1.75%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
11,615.36
11,615.36
11,615.36
0.00
1.50%
1.50%
30/360
4.896000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
69,692.15
69,959.12
69,670.77
288.35
0.00%
0.00%
30/360
4.896000000%
)
(21.38
266.97
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
42,154.09
42,154.09
42,154.09
0.00
NA
NA
30/360
0.044488568%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
1,069,043.19
1,069,043.19
1,069,043.19
0.00
NA
NA
30/360
1.161397125%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,999,527.17
4,999,794.14
4,999,505.79
288.35
)
(21.38
266.97
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
21.38
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
21.38
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(21.38
)
(21.38
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
9ABSQ352
NR
NR
NR
A-1
05947URA8
NR
Aaa
AAA
A-2
05947URB6
NR
Aaa
AAA
A-3
05947URC4
NR
Aaa
AAA
A-4
05947URD2
NR
Aaa
AAA
A-5
05947URE0
NR
Aaa
AAA
B
05947URG5
NR
Aa2
AA
C
05947URH3
NR
Aa3
AA-
D
05947URJ9
NR
A2
A
E
05947URK6
NR
A3
A-
F
05947URM2
NR
Baa1
BBB+
G
05947URN0
NR
Baa2
BBB
H
05947URP5
NR
Baa3
BBB-
J
05947URQ3
NR
Ba1
BB+
K
05947URR1
NR
Ba2
BB
L
05947URS9
NR
Ba3
BB-
M
05947URT7
NR
B1
B+
N
05947URU4
NR
B2
B
O
05947URV2
NR
B3
B-
P
05947URW0
NR
NR
NR
XC
05947URL4
NR
Aaa
AAA
XP
05947URF7
NR
Aaa
AAA

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-II
9ABSQ353
NR
NR
NR
P
05947URW0
NR
NR
NR

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721752.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721752.1
Series 2004-2
12-Jul-04
95
100.00%
1,136,101,308
99.77%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
291
5.36%
5.28%
0
0
0
0
10-Jun-04
95
100.00%
1,137,031,744
99.85%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
292
5.51%
5.43%
0
0
0
0
10-May-04
95
100.00%
1,137,837,951
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
293
5.36%
5.28%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Jun-04
51,780.33
51,780.33
0.00
A
3
1-Jun-04
9,249.66
9,249.66
0.00
A
21
1-Jun-04
151,827.63
151,827.63
0.00
A
24
1-Jun-04
60,125.00
60,125.00
0.00
A
30
1-Jun-04
68,910.93
68,910.93
0.00
A
33
1-Jun-04
38,653.00
38,653.00
0.00
A
41
1-Jun-04
24,987.38
24,987.38
0.00
A
43
1-Jun-04
21,810.92
21,810.92
0.00
A
44
1-Jun-04
186,232.50
186,232.50
0.00
B
56
1-Jun-04
62,306.53
62,306.53
0.00
A
67
1-Jun-04
58,089.01
58,089.01
0.00
A
68
1-Jun-04
160,109.20
160,109.20
0.00
A
79
1-Jun-04
157,555.30
157,555.30
0.00
A
80
1-Jun-04
85,289.80
85,289.80
0.00
A
81
1-Jun-04
45,330.34
45,330.34
0.00
A
82
1-Jun-04
15,724.40
15,724.40
0.00
A
84
1-Jun-04
32,534.52
32,534.52
0.00
A
86
1-Jun-04
18,377.28
18,377.28
0.00
A
91
1,248,893.72
1,248,893.72
Total
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
4.84000%
1-Mar-09
Multifamily
0.00
19,905,812
105,417

MO
5.39800%
1-Dec-13
Multifamily
0.00
19,844,553
112,281

TX
5.13100%
1-Mar-11
Multifamily
0.00
12,400,000
53,020
A

NV
5.79400%
1-Jan-14
Multifamily
0.00
9,701,803
57,230

NY
5.10100%
1-Jan-09
Multifamily
0.00
3,592,167
19,641

NY
5.10100%
1-Jan-09
Multifamily
0.00
2,448,076
13,385

NY
4.90800%
1-Mar-09
Multifamily
0.00
4,190,449
22,364

NY
4.85100%
1-Feb-09
Multifamily
0.00
4,086,953
21,701

WI
5.72900%
1-Jan-14
Multifamily
0.00
4,025,523
23,581

NY
4.85100%
1-Feb-09
Multifamily
0.00
3,956,751
21,010

NY
4.85100%
1-Feb-09
Multifamily
0.00
3,669,511
19,485

NY
5.10100%
1-Jan-09
Multifamily
0.00
3,628,913
19,842

WA
5.14600%
1-Jan-19
Multifamily
0.00
3,520,339
28,743

NY
4.85000%
1-Mar-09
Multifamily
0.00
3,331,270
17,662

NY
4.85000%
1-Mar-09
Multifamily
0.00
1,959,746
10,390

NY
4.85000%
1-Mar-09
Multifamily
0.00
1,144,595
6,068

NY
4.90800%
1-Mar-09
Multifamily
0.00
2,922,365
15,596

NY
4.86300%
1-Mar-09
Multifamily
0.00
2,900,342
15,400

NY
4.85000%
1-Mar-09
Multifamily
0.00
2,219,520
11,768

NY
4.86300%
1-Mar-09
Multifamily
0.00
1,979,677
10,511

NY
5.41000%
1-Dec-13
Multifamily
0.00
1,662,535
9,416
A

MN
4.67000%
1-Apr-11
Retail
0.00
86,676,799
449,647

HI
3.45200%
1-Apr-09
Retail
0.00
41,803,491
187,475

MA
5.91200%
1-Jan-14
Retail
0.00
25,848,734
154,415
A

NJ
5.12500%
1-Jan-09
Retail
0.00
25,077,469
137,483

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
4.68400%
1-Nov-08
Retail
0.00
19,577,000
76,416

GA
5.00000%
1-Dec-10
Retail
0.00
18,885,000
78,688

MD
4.90000%
1-Dec-10
Retail
0.00
17,200,000
70,233

CA
5.77000%
1-Nov-13
Retail
0.00
15,813,203
100,851

CT
5.67000%
1-Jan-09
Retail
0.00
13,000,000
61,425
A

NH
6.07000%
1-Dec-13
Retail
0.00
12,518,519
76,111

PA
6.01000%
1-Feb-14
Retail
0.00
11,941,778
72,023

CA
5.76000%
1-Jan-14
Retail
0.00
11,927,940
70,105
A

VA
4.94000%
1-Dec-10
Retail
0.00
11,457,000
47,165

OR
4.75700%
1-Feb-11
Retail
0.00
10,355,000
41,049

NJ
4.58100%
1-Feb-09
Retail
0.00
9,900,000
37,793

MA
6.08300%
1-Jan-14
Retail
0.00
8,850,049
53,836

SC
4.94000%
1-Dec-10
Retail
0.00
8,600,000
35,403

GA
4.60000%
1-Dec-10
Retail
0.00
7,250,000
27,792

CT
4.75500%
1-Dec-08
Retail
0.00
7,205,000
28,550

CA
5.41000%
1-Mar-14
Retail
0.00
6,970,739
39,351
A

IL
6.06500%
1-Dec-13
Retail
0.00
6,159,862
37,432

TN
5.13000%
1-Dec-13
Retail
0.00
5,985,000
25,586
A

VA
4.66000%
1-Dec-10
Retail
0.00
5,765,000
22,387
A

SC
4.96000%
1-Jan-11
Retail
0.00
5,300,000
21,907

NC
5.04000%
1-Dec-10
Retail
0.00
5,150,000
21,630

NY
5.19000%
1-Jan-09
Retail
0.00
3,961,564
23,829

VA
5.30000%
1-Mar-14
Retail
0.00
3,903,226
21,768

TN
4.91000%
1-Jan-11
Retail
0.00
3,750,000
15,344

CO
5.95800%
1-Jan-14
Retail
0.00
3,343,622
20,072

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.96000%
1-Feb-14
Retail
0.00
2,985,297
17,909

IN
6.00000%
1-Mar-14
Retail
0.00
2,789,708
16,787

GA
4.74000%
1-Jan-09
Retail
0.00
2,750,000
10,863

SC
5.17000%
1-Oct-10
Retail
0.00
1,100,000
4,739

PA
5.34320%
1-Jan-11
Office
0.00
115,403,231
622,056

FL
4.83600%
1-Mar-09
Office
0.00
46,500,000
187,395
B

NY
5.68380%
1-Mar-14
Office
0.00
36,356,166
211,472

CA
5.57000%
1-Nov-10
Office
0.00
32,328,997
186,534

NY
5.83000%
1-Jan-14
Office
0.00
27,834,287
164,826

AZ
5.79000%
1-Dec-10
Office
0.00
24,579,992
145,064

NY
5.88250%
1-Oct-13
Office
0.00
21,000,000
102,944

MN
5.47000%
1-Sep-08
Office
0.00
18,000,000
82,050

NJ
5.87900%
1-Aug-13
Office
0.00
9,080,339
65,271

NJ
5.87900%
1-Aug-13
Office
0.00
6,020,659
43,278

VA
5.73000%
1-Mar-14
Office
0.00
15,061,014
88,044

CA
5.75000%
1-Feb-14
Office
0.00
12,834,061
75,281

FL
5.28000%
1-Sep-15
Office
0.00
11,323,608
63,440
A

NJ
5.36000%
1-Feb-14
Office
0.00
10,442,032
58,699
A

TX
5.77300%
1-Feb-14
Office
0.00
9,949,118
58,503

WA
5.44600%
1-Nov-13
Office
0.00
9,900,000
44,930

UT
5.77000%
1-Dec-13
Office
0.00
8,441,364
49,712

CT
5.67000%
1-Jan-14
Office
0.00
7,951,058
46,280

WA
6.09000%
1-Apr-16
Office
0.00
6,761,892
41,164

MO
5.39000%
1-Nov-08
Office
0.00
5,452,557
30,850

TN
6.00000%
1-Oct-13
Office
0.00
5,205,584
31,476

09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NH
5.70000%
1-Nov-13
Office
0.00
3,808,927
22,287

NJ
5.65900%
1-Jan-14
Office
0.00
1,479,956
10,453

CA
5.87500%
1-Jan-14
Industrial
0.00
7,306,906
43,478

DE
6.32700%
1-Nov-15
Mobile home park
0.00
30,953,930
163,205
A

FL
6.32700%
1-Nov-15
Mobile home park
0.00
30,460,183
160,601
A

FL
5.71500%
1-Nov-10
Mobile home park
0.00
18,292,718
87,119
A

FL
5.71500%
1-Nov-10
Mobile home park
0.00
9,722,325
46,303
A

FL
6.12900%
1-Oct-13
Mobile home park
0.00
8,926,254
54,747

DE
6.32700%
1-Nov-15
Mobile home park
0.00
3,040,000
16,028
A

FL
5.98000%
1-Nov-13
Self storage
0.00
7,194,686
43,374

FL
6.01000%
1-Dec-13
Self storage
0.00
5,475,888
33,083
A

CA
5.77650%
1-Dec-13
Self storage
0.00
4,791,033
30,526

CA
5.39000%
1-Jan-09
Self storage
0.00
4,458,115
27,339

NC
5.58200%
1-Mar-14
Self storage
0.00
4,183,080
24,064

CA
5.93000%
1-Dec-13
Self storage
0.00
3,787,280
24,481

FL
6.05000%
1-Jan-14
Self storage
0.00
3,082,480
18,686
A

CA
5.70400%
1-Mar-14
Self storage
0.00
2,187,320
13,779

CA
5.69800%
1-Mar-14
Self storage
0.00
1,889,038
11,893

CA
6.05000%
1-Feb-14
Self storage
0.00
1,787,283
11,653

TN
6.83600%
1-Jan-14
Lodging
0.00
5,956,043
41,781

1,136,101,308
6,004,723
0
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721752.1
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Jul-04
12-Jul-04
10-Jun-04
10-Aug-04
30-Jun-04
Commercial Mortgage Pass-Through Certificates
Series 2004-2
ABN AMRO Acct: 721752.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
09-Jul-2004 - 10:31 (Q331-Q353) (c) 2004 LaSalle Bank N.A.